UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2014

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AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)

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Florida	0-24185	65-0636168
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

444 Washington Blvd., Suite 3338, Jersey City, New Jersey 07310
(Address of Principal Executive Office) (Zip Code)

(646) 367 1747
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

As previously reported, the Registrant has received notice from NYSE MKT LLC that, based upon the financial statements contained in Aoxing Pharma’s Annual Report on Form 10-K for the year ended June 30, 2013 and its Quarterly Reports on Form 10-Q for the periods ended September 30, 2013 and December 31, 2013, Aoxing Pharma is not in compliance with the following sections of the NYSE MKT Company Guide:

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Section 1003(a)(i) since it reported stockholders’ equity of less than $2,000,000 at December 31, 2013 and has incurred losses from continuing operations and/or net losses in two of its three most recent fiscal years ended June 30, 2013;

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Section 1003(a)(ii) since it reported stockholders’ equity of less than $4,000,000 at September 30, 2013 and has incurred losses from continuing operations and/or net losses in three of its four most recent fiscal years ended June 30, 2013;

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Section 1003(a)(iii) since it reported stockholders’ equity of less than $6,000,000 at June 30, 2013 and has incurred losses from continuing operations and/or net losses in its five most recent fiscal years then ended; and

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Section 1003(a)(iv) since it has sustained losses that are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the NYSE MKT, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

The Registrant was afforded the opportunity to submit plans of compliance to the Exchange. Based on the plans of compliance submitted by the Registrant, the Exchange granted the Registrant an extension until April 27, 2015 to regain compliance with Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iii). The Exchange also granted the Registrant an extension until September 21, 2014 to regain compliance with Section 1003(a)(iv).

On October 22, 2014, the Exchange notified the Registrant that the period during which it will be permitted to regain compliance with Section 1003(a)(iv) has been extended to November 23, 2014.  The Registrant will be subject to periodic review by the Exchange Staff during the extension periods.  Failure to make progress consistent with the plans or to regain compliance with the listing standards by the ends of the extension periods could result in the Registrant being delisted from the NYSE MKT LLC.

In the same letter, the Exchange notified the Registrant that the Exchange is concerned that the Registrant's common stock may not be suitable for auction market trading due to its low selling price. Therefore, pursuant to Section 1003(f)(v) of the NYSE MKT Company Guide, the Exchange notified the Registrant that the Exchange deems it appropriate for the Registrant to effect a reverse stock split. If the Registrant does not address its low selling price within a reasonable time, continuation of the Registrant's listing will become subject to further evaluation and follow-up procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.

Date: October 24, 2014	By:	/s/ Zhenjiang Yue Zhenjiang Yue, Chief Executive Officer